UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – October 15, 2024

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SIF	NYSE American

Item 2.01	Completion of Acquisition of Disposition of Assets.
Completion of Sale of C Blade S.p.A. Forging & Manufacturing
As previously announced, on August 1, 2024, SIFCO Irish Holdings, Ltd., a private company limited by shares registered in the Republic of Ireland (“Seller”), a wholly owned subsidiary of SIFCO Industries, Inc., an Ohio corporation (“Company”), entered into a definitive Share Purchase Agreement (as amended in accordance with the terms of the amendment described in the Form 8-K filed by the Company on September 27, 2024, the “Agreement”) with TB2 S.r.l., an entity incorporated and registered in Italy (“Buyer”), pursuant to which Buyer agreed to acquire from Seller 100% of the share capital (“Sale Shares”) of C Blade S.p.A. Forging & Manufacturing, an Italian joint stock company and wholly-owned subsidiary of Seller (“CBlade”), at an enterprise value of €20,000,000 pursuant to a “lockbox” arrangement that results in the payment of €13,800,000 in net equity value at closing, subject to adjustment pursuant to and in accordance with the terms of the Agreement.
On October 15, 2024, Seller and the Company completed the sale of the Sale Shares to Buyer pursuant to the terms of the Agreement.
The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the US Securities and Exchange Commission on August 6, 2024 and is incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits.

(b)
The unaudited pro forma condensed consolidated financial information of the Company, giving effect to the divestiture of the Sale Shares, together with the related notes thereto, is attached hereto as Exhibit 99.1.

(d)	Exhibits
	99.1	Unaudited pro forma condensed consolidated financial information of SIFCO Industries, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: October 21, 2024
/s/ Thomas R. Kubera
Thomas R. Kubera
Chief Financial Officer
(Principal Financial Officer)